UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 7, 2011

Vantage Drilling Company

(Exact name of registrant as specified in its charter)

Cayman Islands	1-34094	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Post Oak Boulevard, Suite 800 Houston, TX	77056
(Address of principal executive offices)	(Zip Code)

(281) 404-4700

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 7, 2011, the Extraordinary General Meeting in lieu of Annual General Meeting of Shareholders of Vantage Drilling Company (the “Company”) took place. The results of each proposal are set forth below.

Nine directors were elected for terms expiring on the date of the annual general meeting for the year ended December 31, 2010. As to each nominee for director, the results of the voting were as follows:

Name of Nominee	Number of Votes For	Number of Votes Against	Number of Votes Abstaining
Paul A. Bragg	235,374,181	4,682,778	9,606,203
Koichiro Esaka	151,458,097	64,582,351	33,622,713
Jorge E. Estrada	140,946,006	5,076,606	103,640,549
Robert F. Grantham	186,384,036	32,765,428	30,513,697
Marcelo D. Guiscardo	113,819,246	32,194,953	103,648,962
Ong Tian Khiam	181,126,229	35,149,205	33,387,727
John C.G. O’Leary	142,529,598	3,716,924	103,416,639
Hsin-Chi Su	121,194,427	94,826,622	33,642,112
Steinar Thomassen	235,102,790	4,708,242	9,852,129

The result of the vote on the proposal to approve an ordinary resolution to issue ordinary shares upon conversion of a promissory note issued to F3 Capital was as follows:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
116,871,087	132,593,666	198,408	0

The result of the vote on the proposal to approve an ordinary resolution to increase the Company’s ordinary share capital was as follows:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
99,606,582	144,509,855	5,546,725	0

The result of the vote on the proposal to approve an ordinary resolution to amend and restate the Company’s 2007 Long-Term Incentive Compensation Plan to, among other things, increase the number of ordinary shares authorized for issuance thereunder was as follows:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
86,279,248	157,724,186	5,659,728	0

The result of the vote on the ratification of UHY LLP as the Company’s independent registered public accounting firm was as follows:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
145,076,464	99,043,531	5,543,166	0

A copy of the press release announcing these results is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release dated January 7, 2011.

[Signature page follows]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2011

VANTAGE DRILLING COMPANY

/s/ Chris Celano
Chris Celano
General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Press Release dated January 7, 2011.

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